Loss Per Share	12 Months Ended
Dec. 31, 2022
Texts Block [Abstract]
Loss Per Share
21
Loss per share

The following table sets forth the computation of basic and diluted loss per share attributable to ordinary shareholders for the years ended December 31, 2022, 2021 and 2020 which reflects the exchange ratio to receive 1.3032888 GHL Ordinary Shares for each GHI Share exchange ratio as part of the Reverse Recapitalization (in $ millions, except share amounts which are reflected in thousands, and per share amounts):

	2022	2021	2020
	$	$	$

Loss for the year	(1,740)	(3,555)	(2,745)
Less: Loss attributable to non-controlling interests	(57)	(106)	(137)
Loss for the year attributable to ordinary shareholders	(1,683)	(3,449)	(2,608)
Basic weighted-average ordinary shares outstanding	3,814,492	539,947	181,190
Basic loss per share attributable to ordinary shareholders	(0.44)	(6.39)	(14.39)
Diluted loss per share attributable to ordinary shareholders	(0.44)	(6.39)	(14.39)

As the Group incurred net losses for the years ended December 31, 2022, 2021 and 2020, basic loss per share was the same as diluted loss per share.

The following potentially dilutive outstanding securities were excluded from the computation of diluted loss per ordinary share because their effects would have been antidilutive for the years ended December 31, 2022, 2021 and 2020 (in thousands) or issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period:

	2022	2021	2020
Convertible redeemable preference shares	—	—	2,871,351
Warrants (Note 15)	26,000	26,000	—
Restricted ordinary shares (Note 17)	21,635	32,452	—
Share options (Note 17)	54,937	53,096	114,244
RSUs (Note 17)	131,765	64,752	36,546
Shares committed under ESPP (Note 17)	2,890	—	—
Options to swap the shares in GHL subsidiaries for GHL Class A Ordinary Shares	121,450	47,755	—
Total	358,677	224,055	3,022,141